EXHIBIT 24.1


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bruce D. Hansen, Britt D. Banks, and Sharon E. Thomas each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-3, or such other form as may be appropriate and any amendments, including pre-effective and post-effective amendments to such Registration Statement and supplements thereto, registering the issuance from time to time pursuant to Rule 415 of shares of common stock, shares of preferred stock (which may or may not be convertible into shares of common stock), debt securities which will constitute senior indebtedness of the Corporation (and which may or may not be convertible into shares of common stock and/or preferred stock (which may or may not be convertible into shares of common stock)) (the "Senior Debt Securities"), debt securities which will be subordinated in right of payment to all senior indebtedness of the Corporation (and which may or may not be convertible into shares of common stock and/or preferred stock (which may or may not be convertible into shares of common stock)) (the "Subordinated Debt Securities" and together with the Senior Debt Securities, the "Debt Securities") and/or warrants to purchase shares of common stock and/or preferred stock and/or Debt Securities and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto, including any registration statement relating to such Registration Statement that is to be effective upon filing pursuant to Rule 462 under the Securities Act; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 27th day of April, 2005.


                       Signature                    Title
                       ---------                    -----


            /s/ Glen A. Barton                      Director
-------------------------------------------
                Glen A. Barton

            /s/ Vincent A. Calarco                  Director
-------------------------------------------
                Vincent A. Calarco


            /s/ Michael S. Hamson                   Director
-------------------------------------------
                Michael S. Hamson

            /s/ Leo I. Higdon, Jr.                  Director
-------------------------------------------
                Leo I. Higdon, Jr.


            /s/ Pierre Lassonde                     Director
-------------------------------------------
                Pierre Lassonde


            /s/ Robert J. Miller                    Director
-------------------------------------------
                Robert J. Miller


            /s/ Wayne W. Murdy                      Executive Officer Chairman
-------------------------------------------         of the Board and Chief
                Wayne W. Murdy                      (Principal Executive
                                                    Officer)


           /s/ Robin A. Plumbridge                  Director
-------------------------------------------
               Robin A. Plumbridge


           /s/ John B. Prescott                     Director
-------------------------------------------
               John B. Prescott


           /s/ Donald C. Roth                       Director
-------------------------------------------
               Donald C. Roth


           /s/ Seymour Schulich                     Director
-------------------------------------------
               Seymour Schulich


           /s/ James V. Taranik                     Director
-------------------------------------------
               James V. Taranik


           /s/ Bruce D. Hansen                      Vice President and Chief
-------------------------------------------         Financial Officer (Principal
               Bruce D. Hansen                      Financial Officer)


           /s/ Russell Ball                         Vice President and
-------------------------------------------         Controller (Principal
               Russell Ball                         Accounting Officer)